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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 28, 2003
                                                          -------------


                        UNION FINANCIAL BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                         1-5735               57-1001177
      --------                         ------               ----------
(State or other Jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)          Identification No.)


203 West Main Street, Union, South Carolina                 29379-0886
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (864) 427-9000
                                                            --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)














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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS
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      Exhibit 99.1      Press release dated July 28, 2003

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

      On July 28, 2003, Union Financial Bancshares, Inc. issued a press release announcing that effective July 26, 2003, Provident Community Bank, its main operating subsidiary, completed its previously announced conversion from a federal savings bank to a national bank. The press release announcing Provident Community Bank's conversion from a federal savings bank to a national bank is attached as Exhibit 99.1.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNION FINANCIAL BANCSHARES, INC.


Dated: July 28, 2003            By: /s/ Dwight V. Neese
                                    --------------------------------------------
                                    Dwight V. Neese
                                    President and Chief Executive Officer











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